Let Strong Catholic Values Drive Your Investment Decisions

SUMMARY PROSPECTUS

May 1, 2013
(as supplemented on October 10, 2013)

LKCM Aquinas Value Fund
(AQEIX)

Before you invest, you may want to review the LKCM Aquinas Value Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.aquinasfunds.com/documents.  You can also get this information at no cost by calling 1-800-423-6369 or by sending an e-mail request to info@aquinasfunds.com.

Investment Objective:  The Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.54%
Fee Cap and/or Expense Reimbursement(1)	-0.04%
Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement(1)	1.50%
(1)
Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund through April 30, 2014 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement to 1.50%.  This expense limitation excludes interest, taxes, brokerage commissions, fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses.  The fee reduction and expense reimbursement agreement may be terminated or changed at any time only with the consent of the Board of Trustees.

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$153	$483	$836	$1,831

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities of companies which the Adviser believes to be undervalued relative to a company’s earnings.  The Adviser’s primary strategy in managing the Fund is to select securities that generally have below average price to earnings ratios, low price to cash flow characteristics, attractive dividend yields and/or lower price to book value ratios than the overall market.

The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.  These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, rights and warrants.  The Fund may invest in equity securities of small, mid and large capitalization companies.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (“Guidelines”).  The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time.  The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines.  If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company or sell the company’s securities or otherwise exclude future investments in such company.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect the stock market in general, such as economic production, interest rate levels, geopolitical events or volatility may negatively affect secondary markets and cause them to experience lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Such factors likely would lead to a decline in the value of your investment in the Fund.

•
Catholic Values Investing Risk – Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Stock Market Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value.  The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, rights and warrants.  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States.  Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards.  Investing in such securities may expose the Fund to additional risk.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates.  In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value.  Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•
Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities, such as poor management, weak demand for the company’s products, or the company’s failure to meet earnings expectations.

•
Value Investing Risk – The Fund may incorrectly assess the value of portfolio companies or stocks selected for the Fund may not reach their anticipated full value.  In addition, value funds may not perform as well as other funds when this style is out of favor with investors.

•
Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies.  As a result, the securities of small and mid capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, including an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.aquinasfunds.com or by calling the Fund toll-free at 1-800-423-6369.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
16.73%	2nd quarter, 2009
-27.46%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception (July 11, 2005)
Return Before Taxes	12.01%	1.90%	4.79%
Return After Taxes on Distributions	11.93%	1.87%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	1.62%	4.11%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	3.58%
Lipper Large-Cap Value Funds Index (reflects no deduction for taxes)	15.87%	0.17%	3.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Paul W. Greenwell	Principal, Vice President and Portfolio Manager	Since Inception in 2005
Michael C. Yeager, CFA, CPA	Vice President and Director of Research	Since 2010
R. Todd Truitt, CFA	Vice President and Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-423-6369.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $500.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case the withdrawal of your investment from a tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.